Exhibit 99.1
Oasis Midstream Partners LP Announces Second Quarter 2021 Results, Increases Distribution and Updates Outlook
Houston, Texas — August 3, 2021 — Oasis Midstream Partners LP (NASDAQ: OMP) (“OMP” or the “Partnership”) today announced financial and operating results for the second quarter of 2021, declared its second quarter 2021 distribution, and updated its outlook.
2Q21 Operational and Financial Highlights:
•Exceeded volumes guidance across almost all DevCos and commodities;
•Increased cash distribution by $0.01/unit, declaring a distribution of $0.56/unit ($2.24/unit annualized);
•Net income was $35.2MM and net cash from operating activities was $58.6MM;
•Adjusted EBITDA(1) of $55.8MM was above high-end of guidance ($52MM-$55MM);
•Distributable Cash Flow(1) (“DCF”) was $43.0MM. DCF coverage of 1.6x exceeded guidance of 1.3x;
•Free Cash Flow(1) was $5.1MM;
•Commenced crude oil and water services to third-party producer in the Permian Basin following Oasis Petroleum’s divestiture of its Permian Basin E&P assets;
•Received acreage dedication from Oasis Petroleum in the City of Williston project area;
•Recently expanded third-party business in the Permian Basin, expanding opportunity set with pipeline to Wink;
•ESG focus capturing approximately 99% of Oasis Petroleum’s gas volumes in Wild Basin.
(1) Non-GAAP measure. See “Non-GAAP Financial Measures” below for definitions of all non-GAAP measures included herein and reconciliations to the most directly comparable financial measures under United States generally accepted accounting principles (“GAAP”).

Chief Executive Officer, Taylor Reid, commented, “Oasis Midstream Partners had an impressive second quarter as continued strong operational performance and cost control supported profitability and led the Partnership to exceed expectations. Additionally, OMP announced two major projects including City of Williston in the Bakken and a pipeline connection to Wink in the Delaware. These projects have compelling underlying economics which support strong EBITDA growth while increasing OMP’s footprint for additional third-party opportunities. Congratulations to the team for their exceptional efforts and continued success.”
City of Williston Project Dedication
Oasis Petroleum has approved a dedication to OMP for the City of Williston project area, which includes services for crude oil, natural gas, and produced water. The City of Williston is one of Oasis Petroleum’s top operating areas and is located in close proximity to Oasis Petroleum’s Indian Hills project area. Volumes under each services offering are expected to flow as soon as late 2022, driving significant EBITDA contribution in 2023. OMP has identified numerous third party opportunities in the area that could further enhance overall project economics.
OMP expects capital expenditures (“CapEx”) for City of Williston to range between $4MM and $6MM for 2021, as the Partnership begins capturing right-of-way, and to range between $37MM and $43MM for 2022. OMP expects to achieve an attractive build multiple on these assets and anticipates the project, along with other developments noted below, will support solid year-over-year EBITDA growth in 2023.

Operational and Financial Update
The following table presents select operational and financial data for the period presented:

2Q21

(In millions)
Bighorn DevCo
Operating income	$15.3
Depreciation and amortization	2.6
Total CapEx	0.5
Bobcat DevCo
Operating income	$22.5
Depreciation and amortization	4.2
Total CapEx	9.0
Beartooth DevCo
Operating income	$8.3
Depreciation and amortization	2.3
Total CapEx	—
Panther DevCo
Operating income	$1.4
Depreciation and amortization	0.2
Total CapEx	3.7
Total OMP
DevCo operating income	$47.5
Public company expenses	1.1
Partnership operating income	46.4
Depreciation and amortization	9.4
Equity-based compensation expense	—
Capitalized interest	—
Maintenance CapEx	2.1
Expansion CapEx	11.1
Total CapEx	13.2

Updated Outlook
•2021
◦3Q21 EBITDA is expected to range between $56MM – $59MM, with the increase over 2Q21 driven by volumes from well completions in Wild Basin and the Permian Basin that occurred late in 2Q21;
◦4Q21 EBITDA is expected to decrease from 3Q21 levels by approximately $6MM, reflecting a planned gas plant turnaround at the Partnership’s 200 MMscfpd gas plant in Wild Basin;
◦FY2021 EBITDA guidance range of $218MM - $224MM includes the impact from the gas plant turnaround. Excluding the gas plant turnaround, midpoint EBITDA guidance would have been approximately $1MM higher than prior guidance;
◦Distribution coverage is expected to approximate 1.4x in 3Q21;
◦As expected with Oasis Petroleum’s announcement of the acquisition of assets in the Williston Basin, Oasis Petroleum will be directing incremental activity on the Williston Basin assets in Beartooth DevCo, Indian Hills and in the newly dedicated City of Williston project area. Additionally, OMP is investing capital to third-party business in the Permian Basin, including incremental activity to support the buyer of Oasis Petroleum’s Permian Basin E&P assets and to build a crude line to Wink for a separate third-party customer.

As a result of this additional activity, FY2021 CapEx is now expected to be $73MM - $78MM versus prior guidance of $53MM – $58MM;
◦3Q21 CapEx is expected to be $22MM – $27MM;
◦2021 maintenance CapEx as a percent of EBITDA is expected to range between 7% – 8% with 2H21 approximating 12%, which includes capital for the planned gas plant turnaround.
•2022 and 2023
◦OMP is investing across its Williston Basin position in anticipation of future activity. Primary areas of focus include South Nesson (dedicated in February 2021), City of Williston (dedicated in July 2021), Painted Woods (OMP has ROFR), Indian Hills, Alger, Wild Basin, as well as third-party areas.
◦Additionally, OMP is investing in the Permian Basin given an acceleration of activity from its anchor customer and growing third-party business.
◦2022E EBITDA is expected to increase high-single-digits versus 2021, as the South Nesson project area volumes come online in 2022. 1Q22 EBITDA should be the lowest of the year and highest in 4Q22.
◦OMP expects to increase its capital spend in 2022 versus 2021, as the Partnership invests capital in South Nesson, Indian Hills, City of Williston, and the Permian Basin areas, which is expected to drive mid-teens growth in 2023.
The following table presents throughput volumes for the second quarter of 2021, as well as updated guidance for the third quarter of 2021 and full-year 2021:

	Metric	2Q21 Actual	3Q21 Guidance	FY21 Guidance
Bighorn DevCo
Crude oil service volumes	MBopd	25.6	25 - 27	25 - 26
Natural gas service volumes	MMscfpd	191.5	185 - 195	183 - 188
Bobcat DevCo
Crude oil service volumes	MBopd	17.9	20 - 23	19 - 20
Natural gas service volumes	MMscfpd	232.8	230 - 237	228 - 232
Water service volumes	MBowpd	41.5	37 - 39	38 - 39
Beartooth DevCo
Water service volumes	MBowpd	84.9	73 - 80	76 - 80
Panther DevCo
Crude oil service volumes	MBopd	9.4	18 - 23	12 - 15
Water service volumes	MBowpd	29.7	27 - 30	27 - 29

Liquidity
As of June 30, 2021, the Partnership had cash and cash equivalents of $9.7MM and $213.0MM of borrowings outstanding and $5.5MM of outstanding letters of credit under its revolving credit facility (the “Revolving Credit Facility). As of June 30, 2021, the aggregate commitments under the Revolving Credit Facility were $450.0MM, and the Partnership had an unused borrowing capacity of $231.5MM.
Quarterly Distribution
On August 3, 2021, the board of directors of OMP GP LLC (the “General Partner”) declared the quarterly cash distribution for the second quarter of 2021 of $0.56 per unit, payable on August 27, 2021 to unitholders of record as of August 16, 2021.

Qualified Notice
This release is intended to be a qualified notice under Treasury Regulation Section 1.1446-4(b). Brokers and nominees should treat one hundred percent (100.0%) of the Partnership’s distributions to non-U.S. investors as being attributable to income that is effectively connected with a United States trade or business. Accordingly, the Partnership’s distributions to non-U.S. investors are subject to federal income tax withholding at the highest applicable effective tax rate.
Conference Call Information
Investors, analysts and other interested parties are invited to listen to the webcast and call:

Date:	Wednesday, August 4, 2021
Time:	10:00 a.m. Central Time
Live Webcast:	https://www.webcaster4.com/Webcast/Page/1777/42273
Website:	www.oasismidstream.com
Sell-side analysts wishing to ask a question may use the following dial-in:

Dial-in:	888-317-6003
Intl. Dial in:	412-317-6061
Conference ID:	1763540
A recording of the conference call will be available beginning at 12:00p.m. Central Time on the day of the call and will be available until Wednesday, August 11, 2021 by dialing:

Replay dial-in:	877-344-7529
Intl. replay:	412-317-0088
Replay code:	10159035
The conference call will also be available for replay for approximately 30 days at www.oasismidstream.com.
Contact:
Oasis Midstream Partners LP
Bob Bakanauskas, (281) 404-9600
Director, Investor Relations
Forward-Looking Statements
This press release contains forward-looking statements. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Partnership, including the Partnership’s capital expenditure levels and other guidance included in this press release. These statements are based on certain assumptions made by the Partnership based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, developments in the global economy, particularly the public health crisis related to the novel coronavirus 2019 (“COVID-19”) pandemic and the adverse impact thereof on demand for crude oil and natural gas and our customers’ demand for our services. Because considerable uncertainty exists with respect to the future pace and extent of a global economic recovery from the effects of the COVID-19 pandemic, we cannot predict whether or when economic activities will return to normalized levels.
Any forward-looking statement speaks only as of the date on which such statement is made and the Partnership undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

About Oasis Midstream Partners LP
Oasis Midstream Partners LP is a leading fee-based master limited partnership formed by its sponsor, Oasis Petroleum Inc., to own, develop, operate and acquire a diversified portfolio of midstream assets in North America that are integral to the crude oil and natural gas operations of Oasis Petroleum Inc. and are strategically positioned to capture volumes from other producers. For more information, please visit the Partnership’s website at www.oasismidstream.com.

OASIS MIDSTREAM PARTNERS LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	June 30, 2021	December 31, 2020

	(In thousands, except unit data)
ASSETS
Current assets
Cash and cash equivalents	$9,711	$5,147
Accounts receivable	3,434	4,295
Accounts receivable – Oasis Petroleum	84,179	66,283
Inventory	5,878	6,986
Prepaid expenses	2,277	3,695
Other current assets	140	649
Total current assets	105,619	87,055
Property, plant and equipment	1,194,224	1,180,819
Less: accumulated depreciation, amortization and impairment	(259,214)	(240,877)
Total property, plant and equipment, net	935,010	939,942
Operating lease right-of-use assets	1,161	1,643
Other assets	3,315	2,053
Total assets	$1,045,105	$1,030,693
LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$1,148	$2,226
Accounts payable – Oasis Petroleum	30,308	28,074
Accrued liabilities	26,947	17,931
Accrued interest payable	9,518	360
Current operating lease liabilities	963	945
Other current liabilities	471	471
Total current liabilities	69,355	50,007
Long-term debt	653,387	450,000
Asset retirement obligations	808	774
Operating lease liabilities	247	733
Other liabilities	5,285	5,521
Total liabilities	729,082	507,035
Equity
Limited partners
Common units (48,627,680 and 20,061,366 issued and outstanding at June 30, 2021 and December 31, 2020, respectively)	316,023	193,536
Subordinated units (None and 13,750,000 units issued and outstanding at June 30, 2021 and December 31, 2020, respectively)	—	44,030
General Partner	—	1,027
Total partners’ equity	316,023	238,593
Non-controlling interests	—	285,065
Total equity	316,023	523,658
Total liabilities and equity	$1,045,105	$1,030,693

OASIS MIDSTREAM PARTNERS LP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020

	(In thousands, except per unit data)
Revenues
Midstream services – Oasis Petroleum	$65,064	$56,946	$132,227	$138,939
Midstream services – third parties	1,188	5,242	2,088	9,088
Product sales – Oasis Petroleum	28,992	3,869	61,273	24,657
Product sales – third parties	12	6	41	6
Total revenues	95,256	66,063	195,629	172,690
Operating expenses
Costs of product sales	19,152	2,215	41,928	10,647
Operating and maintenance	12,220	14,508	25,326	31,348
Depreciation and amortization	9,416	11,881	18,401	22,078
Impairment	2	216	2	101,983
General and administrative	8,082	9,286	16,532	17,737
Total operating expenses	48,872	38,106	102,189	183,793
Operating income (loss)	46,384	27,957	93,440	(11,103)
Other expenses
Interest expense, net of capitalized interest	(11,230)	(5,186)	(15,291)	(35,443)
Other expense	—	(101)	(69)	(143)
Total other expense, net	(11,230)	(5,287)	(15,360)	(35,586)
Net income (loss)	35,154	22,670	78,080	(46,689)
Less: Net income attributable to non-controlling interests	—	10,796	17,025	12,836
Net income (loss) attributable to Oasis Midstream Partners LP	35,154	11,874	61,055	(59,525)
Less: Net income attributable to General Partner	—	1,027	—	2,034
Net income (loss) attributable to limited partners	$35,154	$10,847	$61,055	$(61,559)
Earnings (loss) per limited partner unit
Common units – basic	$0.72	$0.32	$1.45	$(1.82)
Common units – diluted	0.72	0.32	1.45	(1.82)
Weighted average number of limited partner units outstanding
Common units – basic	48,611	20,045	35,407	20,043
Common units – diluted	48,620	20,045	35,416	20,043

Non-GAAP Financial Measures
Cash Interest, Adjusted EBITDA, DCF and FCF are supplemental non-GAAP financial measures that are used by management and external users of the Partnership’s financial statements, such as industry analysts, investors, lenders and rating agencies. These non-GAAP financial measures should not be considered in isolation or as a substitute for interest expense, net income, operating income, net cash provided by operating activities or any other measures prepared under GAAP. Because Cash Interest, Adjusted EBITDA, DCF and FCF exclude some but not all items that affect interest expense, net income and net cash provided by operating activities and may vary among companies, the amounts presented may not be comparable to similar metrics of other companies.
Cash Interest
Cash Interest is defined as interest expense plus capitalized interest less amortization of deferred financing costs included in interest expense. Cash Interest is not a measure of interest expense as determined by GAAP. Management believes that the presentation of Cash Interest provides useful additional information to investors and analysts for assessing the interest charges incurred on the Partnership’s debt, excluding non-cash amortization, and the Partnership’s ability to maintain compliance with its debt covenants.
The following table presents a reconciliation of the GAAP financial measure of interest expense, net of capitalized interest, to the non-GAAP financial measure of Cash Interest for the periods presented:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020

	(In thousands)
Interest expense, net of capitalized interest	$11,230	$5,186	$15,291	$35,443
Capitalized interest	—	68	—	317
Amortization of deferred financing costs	(472)	(271)	(1,805)	(541)
Cash Interest	$10,758	$4,983	$13,486	$35,218
Less: Cash Interest attributable to non-controlling interests(1)	—	(3)	(3)	(6)
Cash Interest attributable to Oasis Midstream Partners LP	$10,758	$4,980	$13,483	$35,212
__________________
(1)Prior to the closing of the Simplification on March 30, 2021.

Adjusted EBITDA
Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of the Partnership’s financial statements, such as industry analysts, investors, lenders and rating agencies. The Partnership defines Adjusted EBITDA as earnings before interest expense (net of capitalized interest), income taxes, depreciation, amortization, equity-based compensation expenses and other similar non-cash adjustments. Adjusted EBITDA should not be considered an alternative to net income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Management believes that the presentation of Adjusted EBITDA provides information useful to investors and analysts for assessing the Partnership’s results of operations, financial performance and its ability to generate cash from its business operations without regard to its financing methods or capital structure, coupled with the Partnership’s ability to maintain compliance with its debt covenants. The GAAP measures most directly comparable to Adjusted EBITDA are net income (loss) and net cash provided by (used in) operating activities.
Distributable Cash Flow (“DCF”) and Free Cash Flow (“FCF”)
DCF and FCF are supplemental non-GAAP financial measures that are used by management and external users of the Partnership’s financial statements, such as industry analysts, investors, lenders and rating agencies. The Partnership defines DCF as Adjusted EBITDA attributable to the Partnership less Cash Interest attributable to the Partnership and maintenance capital expenditures attributable to the Partnership. The Partnership defines FCF as DCF less expansion capital expenditures attributable to the Partnership and unitholder distributions. DCF and FCF should not be considered alternatives to net income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Management believes that the presentation of DCF and FCF provide information useful to investors and analysts for assessing the Partnership’s results of operations, financial performance and ability to generate cash from its business operations without regard to its financing methods or capital structure, coupled with the Partnerships ability to make distributions to its unitholders. The GAAP measures most directly comparable to DCF and FCF are net income (loss) and net cash provided by (used in) operating activities.
The following table presents reconciliations of the GAAP financial measures of net income (loss) and net cash provided by operating activities to the non-GAAP financial measures of Adjusted EBITDA, DCF and FCF for the periods presented:

	Three Months Ended June 30,				Six Months Ended June 30,
	2021		2020		2021		2020

	(In thousands)
Net income (loss)	$35,154		$22,670		$78,080		$(46,689)
Depreciation and amortization	9,416		11,881		18,401		22,078
Impairment	2		216		2		101,983
Equity-based compensation expenses	16		67		503		133
Interest expense, net of capitalized interest	11,230		5,186		15,291		35,443
Adjusted EBITDA	$55,818		$40,020		$112,277		$112,948
Less: Adjusted EBITDA attributable to non-controlling interests(1)	—		14,208		20,572		40,746
Adjusted EBITDA attributable to Oasis Midstream Partners LP	$55,818		$25,812		$91,705		$72,202
Cash interest attributable to Oasis Midstream Partners LP	10,758		4,980		13,483		35,212
Maintenance capital expenditures attributable to Oasis Midstream Partners LP	2,109		460		2,283		1,893
Distributable Cash Flow	$42,951		$20,372		$75,939		$35,097
Expansion capital expenditures attributable to Oasis Midstream Partners LP	11,112		1,748		242,426		17,314
LP distributions	26,745		18,258		45,012		36,516
GP distributions	—		1,027		1,027		2,034
Free Cash Flow	$5,094		$(661)		$(212,526)		$(20,767)

Net cash provided by operating activities	$58,617		$51,479		$98,058		$113,145
Interest expense, net of capitalized interest	11,230		5,186		15,291		35,443
Changes in working capital	(13,571)		(16,375)		718		(35,099)
Other non-cash adjustments	(458)		(270)		(1,790)		(541)
Adjusted EBITDA	$55,818		$40,020		$112,277		$112,948
Less: Adjusted EBITDA attributable to non-controlling interests(1)	—		14,208		20,572		40,746
Adjusted EBITDA attributable to Oasis Midstream Partners LP	$55,818		$25,812		$91,705		$72,202
Cash interest attributable to Oasis Midstream Partners LP	10,758		4,980		13,483		35,212
Maintenance capital expenditures attributable to Oasis Midstream Partners LP	2,109		460		2,283		1,893
Distributable Cash Flow	$42,951		$20,372		$75,939		$35,097
Expansion capital expenditures attributable to Oasis Midstream Partners LP	11,112		1,748		242,426		17,314
LP distributions	26,745		18,258		45,012		36,516
GP distributions	—		1,027		1,027		2,034
Free Cash Flow	$5,094		$(661)		$(212,526)		$(20,767)

Distributions declared
Limited partners	$27,232		$18,258		$53,977		$36,516
Incentive distribution rights	—		1,027		—		2,054
Total distributions	$27,232		$19,285		$53,977		$38,570

DCF coverage ratio	1.6	x	1.1	x	1.4	x	0.9	x
__________________
(1)Prior to the closing of the Simplification on March 30, 2021.